EXHIBIT 99.1

HORIZON KINETICS HOLDING CORPORATION REPORTS FOURTH QUARTER AND ANNUAL RESULTS

Annual and Fourth Quarter 2025 Highlights:

•
Revenues of $72.8 million for the year ended December 31, 2025, an increase $17.0 million, or 31.0%
•
Operating income of the Advisor-only segment (without consolidation of investment products) was $21.4 million for the year ended December 31, 2025
•
Net income attributable to Horizon Kinetics Holding Corporation of $5.1 million for the year ended December 31, 2025
•
Assets under management ("AUM") were $9.6 billion as of December 31, 2025
•
Board of Directors declares a $0.121 per share dividend

New York, NY – March 12, 2026

Horizon Kinetics Holding Corporation (the “Company” or “HKHC”) (OTCQX: HKHC) reported financial results for its fourth quarter and year ended December 31, 2025.

The Company grew revenues $17.0 million, or 31%, for the year ended December 31, 2025 primarily from increased management fees related to growth at our mutual funds, which grew revenue by 42%, and our ETFs, which grew by 56%. The mutual fund fee growth largely occurred due to higher average AUM at the Paradigm Fund ("WWNPX") during 2025 resulting from 2024's market appreciation in two key holdings of Texas Pacific Land Corporation ("TPL") and Grayscale Bitcoin Trust ("GBTC"). Our mutual funds also benefited from the net inflows of nearly $100 million to the Market Opportunity Fund ("KMKNX") and the Small Cap Fund ("KSCOX"). The ETF management fee growth was also due primarily to higher average AUM in 2025, led by our Inflation Beneficiaries ETF ("INFL") with net inflows of $89 million as well as 18% NAV performance in 2025.

The Company’s operating expenses were lower in the fourth quarter and full year of 2025. These decreases were principally related to the absence of commissions and other associated costs related to the 2024 incentive fees. During 2024, the Company benefited from incentive fees of $51.7 million earned from private funds due primarily to the increases in TPL and GBTC as previously noted. During 2025, both TPL and GBTC declined in value and incentive fees were generally not achieved at our private funds. However, the Company has reported unearned incentive fees of $22.6 million related to certain private funds holding shares of Miami International Holdings (Ticker: "MIAX"), which completed an initial public offering in 2025. Our incentive fees are unearned while the MIAX shares are restricted for sale. While this value of incentive fees will fluctuate based on the market price of MIAX, we expect incentives fees associated with these private funds, if any, to be resolved and measured during the first quarter of 2026.

The Company experienced unrealized losses on investments of $15.6 million for the year ended December 31, 2025 in contrast to the $41.3 million of unrealized gains on investments during 2024. This change was primarily the impact of a 22% decline in the fair value of TPL during the 2025 year after its 111% appreciation during 2024. The Company's equity earnings (losses), net and investment and other income (losses) from consolidated investment products were similarly impacted during the year from these factors.

On March 11, 2026, the Company's Board of Directors declared a cash dividend of $0.121 per share, payable on March 31, 2026, to shareholders of record as of the close of business on March 23, 2026.

Conference Call

Murray Stahl, Chairman and Chief Executive Officer, and Mark Herndon, Chief Financial Officer, will host a conference call on March 17, 2026, at 4:15 p.m. EDT. You may register for the conference call by clicking on the following link:

https://attendee.gotowebinar.com/register/6790428136448375131

Thu, Mar 17, 2026 4:15 PM ET

Phone Access: +1 (415) 655-0052 Access Code: 230-724-379
Only online participants can submit questions during the webinar.

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Operations

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	(Unaudited)
Revenue:
Management and advisory fees	$16,923	$18,209	$72,388	$55,486
Other income and fees	113	34	458	322
Total revenue	17,036	18,243	72,846	55,808

Operating expenses:
Compensation and related employee benefits	7,310	17,647	32,028	37,550
Sales, distribution and marketing	3,655	11,212	15,703	19,093
Depreciation and amortization	199	442	1,116	1,816
General and administrative expenses	2,446	2,693	10,174	10,090
Expenses of consolidated investment products	664	668	2,742	2,319
Total operating expenses	14,274	32,662	61,763	70,868

Operating income (loss)	2,762	(14,419)	11,083	(15,060)

Other income (expense):
Equity earnings (losses), net	(1,323)	2,354	(4,866)	6,037
Interest and dividends	900	453	2,375	1,714
Other income (expense)	(655)	(128)	(1,185)	(2,985)
Investment and other income (losses) of consolidated investment products, net	(201,901)	398,266	(17,768)	840,735
Interest and dividend income of consolidated investment products	1,976	2,883	8,394	20,377
Unrealized (losses) gains on digital assets, net	(3,704)	4,192	(796)	6,984
Realized gain on investments, net	169	90	2,398	432
Unrealized gain (losses) on investments net	(6,820)	16,387	(15,554)	41,329
Total other income (expense), net	(211,358)	424,497	(27,002)	914,623

Income (loss) from continuing operations before income taxes	(208,596)	410,078	(15,919)	899,563
Income tax (expense) benefit	19,379	(33,607)	23,219	(104,381)
Income (loss) from continuing operations, net of tax	(189,217)	376,471	7,300	795,182
Income (loss) from discontinued operations, net of tax	-	(224)	(1,300)	(371)
Net income	$(189,217)	$376,247	$6,000	$794,811
Less: net income attributable to redeemable noncontrolling interests	174,748	(300,487)	(882)	(702,339)
Net income (loss) attributable to Horizon Kinetics Holding Corporation	$(14,469)	$75,760	$5,118	$92,472

Basic and diluted net income (loss) per common shares:
Net income (loss) from continuing operations	$(10.15)	$20.20	$0.39	$43.56
Net income (loss) from discontinued operations	$-	$(0.01)	$(0.07)	$(0.02)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$(0.78)	$4.07	$0.27	$5.07

Weighted average shares outstanding:
Basic and diluted	18,635	18,634	18,635	18,256

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Financial Condition

(in thousands)

	December 31,	December 31,
	2025	2024

Assets
Cash and cash equivalents	$36,884	$14,446
Fees receivable	6,575	8,344
Investments, at fair value	76,535	91,435
Assets of consolidated investment products
Cash and cash equivalents	45,493	44,306
Investments, at fair value	1,708,395	1,746,850
Other assets	9,517	19,247
Other investments	21,032	13,443
Operating lease right-of-use assets	6,382	5,105
Property and equipment, net	395	99
Prepaid expenses and other assets	8,603	1,728
Due from affiliates	10	27
Digital assets	12,509	13,240
Assets of discontinued operations	-	4,364
Intangible assets, net	41,108	42,169
Goodwill	23,373	23,373
Total assets	$1,996,811	$2,028,176

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$12,149	$21,547
Accrued third party distribution expenses	578	6,522
Deferred revenue	66	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	1,596	1,486
Other liabilities	735	2,793
Deferred tax liability, net	66,345	95,683
Due to affiliates	7,689	11,597
Liabilities of discontinued operations	-	464
Operating lease liability	8,248	7,379
Total liabilities	97,406	147,693

Commitments and contingencies

Redeemable noncontrolling interests	1,560,452	1,540,312

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares at December 31, 2025 and December 31, 2024"	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	297,846	299,064
Total shareholders’ equity	338,953	340,171
Total liabilities, noncontrolling interests, and shareholders’ equity	$1,996,811	$2,028,176

Additional information about our performance

The Company consolidates certain private funds in order for the consolidated financial statements to conform with generally accepted accounting principles. As a result, the assets and liabilities of the applicable consolidated investment products are presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the Company’s clients’ interests in these consolidated proprietary funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation is presented on the Company’s consolidated statement of operations.

Consolidated Investment Products (“CIPs”) consist of certain private investment funds which are sponsored by the Company. The Company has no right to the CIPs’ assets, other than its direct equity investments in them and investment management and other fees earned from them. The liabilities of the CIPs have no recourse to the Company’s assets beyond the level of its direct investment, therefore the Company bears no other risks associated with the CIPs’ liabilities.

As indicated in the additional information presented in the tables below, there are several notable presentational differences as a result of the consolidation of the CIPs:

•
Management and advisory fees, including incentive fees, from CIPs are eliminated from consolidated revenues. Accordingly, our presentation without the CIPs reflects a decline in revenue due to 2024's incentive fee of $51.7 million from our private funds that did not recur in 2025.

•
The equity in earnings (losses) of private funds primarily results from CIPs that are eliminated from the consolidated presentation as that activity is included within the investment results of the CIPs. Accordingly, our presentation without the CIPs reflects an increased level of equity earnings or losses that present changes in the value of our holdings within the CIPs. During 2025, this activity resulted in losses of equity earnings as a result of unrealized losses across multiple private funds due to changes in the fair value of their underlying assets, which included declines of TPL and GBTC.

•
Stockholders’ equity and net income attributable to Horizon Kinetics Holding Corporation are not impacted by the consolidation process.

•
The Statement of Financial Condition without the consolidation of private funds presents lower total assets as a result of excluding the total assets held by the CIPs as well as the associated redeemable noncontrolling interests, which represents our clients’ interests in these funds. A portion of the total assets held by private funds continues to relate to economic interests held by Horizon Kinetics Holding Corporation, which is reflected in Other Investments in the presentation below. This activity resulted in an equity income/(loss) of ($25.4) million during 2025 as a result of the performance of the CIPs.

HORIZON KINETICS HOLDING CORPORATION

Statements of Operations (Unaudited)

(in thousands)

	(Advisor only: without consolidation of investment products)
	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenue:
Management and advisory fees	$18,721	$69,746	$79,961	$111,481
Other income and fees	113	34	458	322
Total revenue	18,834	69,780	80,419	111,803

Operating expenses:
Compensation and related employee benefits	7,310	17,647	32,028	37,550
Sales, distribution and marketing	3,654	11,212	15,703	19,093
Depreciation and amortization	199	442	1,116	1,816
General and administrative expenses	2,381	2,733	10,174	10,197
Expenses of consolidated investment products	-	-	-	-
Total operating expenses	13,544	32,034	59,021	68,656

Operating income (loss)	5,290	37,746	21,398	43,147

Other income (expense):
Equity income (loss), net	(29,026)	50,851	(25,437)	106,603
Interest and dividends	900	453	2,375	1,714
Other income (expense)	(654)	(128)	(1,185)	(2,985)
Investment and other income (losses) of consolidated investment products, net	-	-	-	-
Interest and dividend income of consolidated investment products	-	-	-	-
Unrealized (loss) gain on digital assets, net	(3,704)	4,192	(796)	6,984
Realized gain on investments, net	168	90	2,398	432
Unrealized gain (loss) on investments net	(6,821)	16,387	(15,554)	41,329
Total other income (expense), net	(39,137)	71,845	(38,199)	154,077

Income (loss) from continuing operations before provision for income taxes	(33,847)	109,591	(16,801)	197,224
Income tax (expense) benefit	19,378	(33,607)	23,219	(104,381)
Income (loss) from continuing operations, net of tax	(14,469)	75,984	6,418	92,843
Income (loss) from discontinued operations, net of tax	-	(224)	(1,300)	(371)
Net income (loss)	$(14,469)	$75,760	$5,118	$92,472
Less: net income attributable to redeemable noncontrolling interests	-	-	-	-
Net income (loss) attributable to Horizon Kinetics Holding Corporation	$(14,469)	$75,760	$5,118	$92,472

Basic and diluted net income (loss) per common share:
Net income (loss)	$(0.78)	$4.07	$0.27	$5.07

Weighted average shares outstanding:
Basic and diluted	18,635	18,634	18,635	18,256

	Year Ended December 31, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Revenue:
Management and advisory fees	$79,961	$-	$(7,573)	$72,388
Other income and fees	458	-	-	458
Total revenue	80,419	-	(7,573)	72,846

Operating expenses:
Compensation and related employee benefits	32,028	-	-	32,028
Sales, distribution and marketing	15,703	-	-	15,703
Depreciation and amortization	1,116	-	-	1,116
General and administrative expenses	10,174	-	-	10,174
Expenses of consolidated investment products	-	10,315	(7,573)	2,742
Total operating expenses	59,021	10,315	(7,573)	61,763

Operating income	21,398	(10,315)	-	11,083

Other income (expense):
Equity earnings (losses), net	(25,437)	-	20,571	(4,866)
Interest and dividends	2,375	-	-	2,375
Other income (expense)	(1,185)	-	-	(1,185)
Investment and other income (losses) of consolidated investment products, net	-	(17,768)	-	(17,768)
Interest and dividend income of consolidated investment products	-	8,394	-	8,394
Unrealized (loss) gain on digital assets, net	(796)	-	-	(796)
Realized gain on investments, net	2,398	-	-	2,398
Unrealized gain (loss) on investments net	(15,554)	-	-	(15,554)
Total other income (expense), net	(38,199)	(9,374)	20,571	(27,002)

Income (loss) from continuing operations before provision for income taxes	(16,801)	(19,689)	20,571	(15,919)
Income tax (expense) benefit	23,219	-	-	23,219
Income (loss) from continuing operations, net of tax	6,418	(19,689)	20,571	7,300
Income (loss) from discontinued operations, net of tax	(1,300)	-	-	(1,300)

Net income (loss)	$5,118	$(19,689)	$20,571	$6,000
Less: net income attributable to redeemable noncontrolling interests	-	541	(1,423)	(882)
Net income (loss) attributable to Horizon Kinetics Holding Corporation	$5,118	$(19,148)	$19,148	$5,118

HORIZON KINETICS HOLDING CORPORATION

Statements of Financial Condition (Unaudited)

(in thousands)

	(Advisor only: without consolidation of investment products)
	December 31,	December 31,
	2025	2024
Assets
Cash and cash equivalents	$36,884	$14,446
Fees receivable	8,154	58,720
Investments, at fair value	76,535	91,435
Assets of consolidated investment products
Cash and cash equivalents	-	-
Investments, at fair value	-	-
Other assets	-	-
Other Investments	220,065	228,870
Operating lease right-of-use assets	6,382	5,105
Property and equipment, net	395	99
Prepaid expenses and other assets	8,603	1,729
Due from affiliates	20	34
Digital assets	12,509	13,240
Assets of discontinued operations	-	4,345
Intangible assets, net	41,108	42,169
Goodwill	23,373	23,393
Total Assets	$434,028	$483,585

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$12,149	$21,547
Accrued third party distribution expenses	578	6,522
Deferred revenue	66	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	-
Management fee payable	-	-
Other liabilities	-	-
Deferred tax liability, net	66,345	95,683
Due to affiliates	7,689	11,597
Liabilities of discontinued operations	-	464
Operating lease liability	8,248	7,379
Total Liabilities	95,075	143,414
Commitments and contingencies

Redeemable Noncontrolling Interests	-	-

Shareholders' Equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares, net of treasury stock; 1 share at December 31, 2025 and 2024, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	297,846	299,064
Total Shareholders’ Equity	338,953	340,171
Total Liabilities, Noncontrolling Interests, and Shareholders’ Equity	$434,028	$483,585

	December 31, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Assets
Cash and cash equivalents	$36,884	$-	$-	$36,884
Fees receivable	8,154	-	(1,579)	6,575
Investments, at fair value	76,535	-	-	76,535
Assets of consolidated investment products
Cash and cash equivalents	-	45,493	-	45,493
Investments, at fair value	-	1,708,395	-	1,708,395
Other assets	-	9,517	-	9,517
Other investments	220,065	-	(199,033)	21,032
Operating lease right-of-use assets	6,382			6,382
Property and equipment, net	395			395
Prepaid expenses and other assets	8,603			8,603
Due from affiliates	20		(10)	10
Digital assets	12,509	-	-	12,509
Intangible assets, net	41,108	-	-	41,108
Goodwill	23,373	-	-	23,373
Total assets	$434,028	$1,763,405	$(200,622)	$1,996,811

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$12,149	$-	$-	$12,149
Accrued third party distribution expenses	578	-	-	578
Deferred revenue	66	-	-	66
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	1,606	(10)	1,596
Management fee payable	-	1,580	(1,580)	-
Other liabilities	-	735	-	735
Deferred tax liability, net	66,345	-	-	66,345
Due to affiliates	7,689	-	-	7,689
Operating lease liability	8,248	-	-	8,248
Total liabilities	95,075	3,921	(1,590)	97,406
Commitments and contingencies

Redeemable noncontrolling interests	-	1,599,587	(39,135)	1,560,452

Equity interests	338,953	159,897	(159,897)	338,953
Total liabilities, noncontrolling interests, and shareholders’ equity	$434,028	$1,763,405	$(200,622)	$1,996,811

Non-GAAP Measures

In discussing financial results, the Company presented tables without the consolidation of certain private funds which is not in accordance with Generally Accepted Accounting Principles (GAAP). We use this non-GAAP financial measure internally to make operating and strategic decisions, including evaluating our overall performance and as a factor in determining compensation for certain employees. We believe presenting this non-GAAP financial measure provides additional information to facilitate comparison of our historical operating costs and their trends, and provides additional transparency on how we evaluate our financial condition and results of operations. We also believe presenting this measure allows investors to view our financial condition and results of operations using the same measure that we use in evaluating our performance and trends.

Note Regarding Forward-Looking Statements

This news release may contain "forward-looking statements" within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" generally can be identified by the use of forward-looking terminology such as "assumptions," "target," "guidance," “strategy,” "outlook," "plans," "projection," "may," "will," "would," "expect," "intend," "estimate," "anticipate," "believe”, "potential," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 and the Company's subsequent Quarterly Reports on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent filings with the Securities and Exchange Commission.

About Horizon Kinetics Holding Corporation

Horizon Kinetics Holding Corporation (OTCQX: HKHC) offers investment advisory services through its subsidiary Horizon Kinetics Asset Management LLC (“HKAM”), a registered investment adviser. HKAM provides independent proprietary research and investment advisory services for mainly long-only and alternative value-based investing strategies. The firm’s offices are located in New York City, White Plains, New York, Greenwich, Connecticut and Summit, New Jersey. For more information, please visit http://www.hkholdingco.com.

Investor Relations Contact:

ir@hkholdingco.com